Exhibit 99.1

Procore Announces Strong Second Quarter 2021 Financial Results

Revenue Accelerates to 27% Year-Over-Year Growth

CARPINTERIA, CA – August 5, 2021 -- Procore Technologies, Inc. (NYSE: PCOR), a leading provider of construction management software, today announced financial results for the second quarter ended June 30, 2021.

“Procore delivered record results in our first quarter as a public company,” said Tooey Courtemanche, Founder, President and CEO of Procore. “Our performance is a testament to our dedication to the construction industry, and the trust it has in us as a partner. Our commitment to this industry has always been, and will remain, core to who we are as we continue pursuing our vision of improving the lives of everyone in construction.”

“We are pleased with our performance in Q2 as we saw growth across all aspects of the business,” said Paul Lyandres, CFO of Procore. “We continued to expand our customer base, enter new international markets, and further invest in our products and platform, delivering incremental value to our customers.”

Second Quarter 2021 Financial Highlights:

•	Revenue was $122.8 million, an increase of 27% year-over-year.
•	GAAP gross margin was 79% and non-GAAP gross margin was 84%.
•	GAAP operating margin was (121%) and non-GAAP operating margin was (4%).
•	Operating cash outflow for the second quarter was $3.1 million.
•

Successfully completed our initial public offering on May 24, 2021, selling 10.41 million shares at $67 per share and raising total proceeds of $665.1 million net of underwriting discounts and commissions.

Non-GAAP gross margin and non-GAAP operating margin are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables included in this press release.

Second Quarter 2021 Business Highlights:

•	Added 481 net new customers in the second quarter, ending with a total of 11,149 customers.
•	Announced product enhancements to our Financial Management portfolio.
•	Announced an enhanced Preconstruction solution during Procore’s Innovation Summit.
•	Awarded top honors for five key categories in the G2 2021 Summer Report.
•	Announced our expansion to both Singapore and the U.A.E.
•	Acquired INDUS.AI, an artificial intelligence-powered analytics platform.

Third Quarter and Full Year 2021 Outlook:

Procore is providing the following guidance for the third quarter and full year 2021:

•	Third Quarter 2021 Outlook:
o	Revenue is expected to be in the range of $125 million to $127 million.
o	Non-GAAP operating margin is expected to be in the range of (7%) to (8%).
•	Full Year 2021 Outlook:
o	Revenue is expected to be in the range of $496 million to $499 million.
o	Non-GAAP operating margin is expected to be in the range of (6%) to (7%).

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Procore’s future GAAP financial results.

Quarterly Conference Call

Procore Technologies, Inc. will hold a conference call to discuss its second quarter results at 3:00 p.m., Pacific Time, on Thursday, August 5, 2021. A live audio webcast will be accessible on Procore's investor relations website at http://investors.procore.com.

Forward-Looking Statements

Statements Procore makes in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” "outlook", “seeks,” “should,” “will,” and variations of such words or similar expressions.

Procore intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are making this statement for purposes of complying with those safe harbor provisions.

This press release contains forward-looking statements about Procore and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including, but not limited to, statements regarding the expected performance of Procore’s business and objectives of management for future operations, are forward-looking statements. Procore has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends that Procore believes may affect its business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors that could cause results to differ materially from Procore’s current expectations. You should not place undue reliance on Procore’s forward-looking statements. Procore assumes no obligation to update any forward-looking statements to reflect events or circumstances that exist or change after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Procore believes that the use of non-GAAP gross margin and non-GAAP operating margin is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with U.S. generally accepted accounting principles, or GAAP. Non-GAAP gross profit and non-GAAP gross margin are defined as gross profit and gross margin, respectively, excluding stock-based compensation expense, amortization of acquired technology intangible assets, and employer payroll tax related to employee stock transactions. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by total revenue. Non-GAAP income (loss) from operations and non-GAAP operating margin are defined as GAAP loss from operations and GAAP operating margin, respectively, excluding stock-based compensation expense, amortization of acquired intangible assets, and employer payroll tax related to employee stock transactions. Non-GAAP operating margin is the ratio calculated by dividing non-GAAP income (loss) from operations by total revenue.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash expenses, Procore believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for meaningful comparisons between its operating results from period to period. The expense related to amortization of acquired intangible assets is dependent upon estimates and assumptions, which can vary significantly and are unique to each asset acquired; therefore, Procore believes non-GAAP measures that adjust for the amortization of acquired intangible assets provide investors a consistent basis for comparison across accounting periods. The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Procore’s control and that do not correlate to the operation of the business. When evaluating the performance of its business and making operating plans, Procore does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on overall stockholder dilution than the accounting charges associated with such grants). Procore believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Procore's own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to information provided by other companies in Procore's industry, as other companies in the industry may calculate non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on Procore's reported financial results. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Procore's business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Procore's business.

About Procore

Procore is a leading provider of construction management software. Over 1 million projects and more than $1 trillion USD in construction volume have run on Procore's platform. Procore’s platform connects key project stakeholders to solutions Procore has built specifically for the construction industry—for the owner, the general contractor, and the specialty contractor. Procore's App Marketplace has a multitude of partner solutions that integrate seamlessly with Procore’s platform, giving construction professionals the freedom to connect with what works best for them. Headquartered in Carpinteria, California, Procore has offices around the globe. Learn more at Procore.com.

Media Contact

Roohi Saeed

press@procore.com

Investor Contact

Matthew Puljiz

ir@procore.com

Procore Technologies, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except share and per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
Revenue	$96,553	$122,790	$188,890	$236,728
Cost of revenue (1)(2)(3)	17,069	25,493	34,526	45,852
Gross profit	79,484	97,297	154,364	190,876
Operating expenses:
Sales and marketing (1)(2)(3)	42,638	99,905	90,700	153,870
Research and development (1)(2)(3)	26,518	88,627	54,751	123,172
General and administrative (1)(3)	13,467	57,827	29,450	75,754
Total operating expenses	82,623	246,359	174,901	352,796
Loss from operations	(3,139)	(149,062)	(20,537)	(161,920)
Interest expense, net	(538)	(576)	(920)	(1,138)
Change in fair value of Series I redeemable convertible preferred stock warrant liability	(10,605)	—	(10,605)	—
Other income (expense), net	741	(44)	(477)	(227)
Loss before provision for income taxes	(13,541)	(149,682)	(32,539)	(163,285)
Provision for income taxes	208	37	244	166
Net loss	$(13,749)	$(149,719)	$(32,783)	$(163,451)
Net loss per share attributable to common stockholders, basic and diluted	$(0.50)	$(2.04)	$(1.22)	$(3.11)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	27,346,530	73,539,568	26,893,572	52,564,840

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
	(in thousands)
Cost of revenue	$268	$4,918	$535	$6,079
Sales and marketing	3,115	42,855	5,234	46,107
Research and development	1,912	51,317	3,849	54,563
General and administrative	1,331	38,353	2,708	40,997
Total stock-based compensation expense	$6,626	$137,443	$12,326	$147,746

(2)	Includes amortization of acquired intangible assets as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
		(in thousands)
Cost of revenue	$761	$1,086	$1,522	$2,172
Sales and marketing	404	466	808	945
Research and development	183	680	305	863
Total amortization of acquired intangible assets	$1,348	$2,232	$2,635	$3,980

(3)	Includes employer payroll tax on employee stock transactions as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
	(in thousands)
Cost of revenue	$—	$330	$—	$334
Sales and marketing	7	1,215	76	1,357
Research and development	20	1,748	35	1,822
General and administrative	25	635	27	715
Total employer payroll tax on employee stock transactions	$52	$3,928	$138	$4,228

Procore Technologies, Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)	December 31, 2020	June 30, 2021
Assets
Current assets
Cash and cash equivalents	$379,907	$1,060,512
Accounts receivable, net	77,692	66,782
Contract cost asset, current	13,598	15,324
Prepaid expenses and other current assets	16,772	23,243
Total current assets	487,969	1,165,861
Capitalized software development costs, net	18,538	18,946
Property and equipment, net	30,252	31,470
Right of use assets - finance leases	42,108	40,770
Right of use assets - operating leases	49,756	46,094
Contract cost asset, non-current	19,454	22,749
Intangibles, net	33,241	43,935
Goodwill	125,966	137,335
Restricted cash, non-current	3,104	3,104
Other assets	10,379	7,883
Total assets	$820,767	$1,518,147
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities
Accounts payable	$9,012	$6,513
Accrued expenses	28,492	42,964
Deferred revenue, current	213,438	226,151
Other current liabilities	10,768	11,953
Total current liabilities	261,710	287,581
Deferred revenue, non-current	6,373	4,612
Finance lease liabilities, non-current	48,835	48,003
Operating lease liabilities, non-current	46,558	43,601
Other liabilities, non-current	1,919	7,688
Total liabilities	365,395	391,485
Redeemable convertible preferred stock	727,474	—
Stockholders’ (deficit) equity
Common stock	3	13
Additional paid-in capital	124,755	1,687,184
Accumulated other comprehensive income (loss)	187	(37)
Accumulated deficit	(397,047)	(560,498)
Total stockholders’ (deficit) equity	(272,102)	1,126,662
Total liabilities, redeemable convertible preferred stock and stockholders’ (deficit) equity	$820,767	$1,518,147

Remaining performance obligation:

The remaining performance obligation was $478.4 million as of June 30, 2021, approximately 72% of which is expected to be recognized as revenue within 12 months. The remaining performance obligation was $379.3 million as of June 30, 2020, approximately 71% of which was expected to be recognized as revenue within 12 months.

Procore Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2020	2021	2020	2021
Operating activities
Net loss	$(13,749)	$(149,719)	$(32,783)	$(163,451)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Stock-based compensation	6,626	137,443	12,326	147,746
Depreciation and amortization	6,405	7,819	12,397	15,120
Change in fair value of Series I redeemable convertible preferred stock warrant liability	10,605	—	10,605	—
Abandonment of long-lived assets	658	—	966	554
Noncash lease expense	1,601	1,869	3,150	3,735
Unrealized foreign currency (gain) loss, net	(1,392)	86	(370)	691
Deferred income taxes	—	(72)	—	(99)
Changes in operating assets and liabilities, net of effect of business combinations
Accounts receivable	(10,138)	(9,610)	6,484	11,113
Deferred contract cost assets	634	(3,500)	796	(5,062)
Prepaid expenses and other assets	1,449	(1,122)	(123)	(5,723)
Accounts payable	(1,850)	608	(88)	(2,908)
Accrued expenses and other liabilities	730	9,420	(11,498)	14,535
Deferred revenue	(5,664)	4,206	(776)	10,845
Operating lease liabilities	(1,513)	(557)	(2,046)	(1,929)
Net cash flow (used in) provided by operating activities	(5,598)	(3,129)	(960)	25,167
Investing activities
Purchases of property and equipment	(2,051)	(1,801)	(5,311)	(4,194)
Capitalized software development costs	(2,961)	(3,523)	(6,930)	(5,716)
Strategic investments	—	(3,450)	—	(3,450)
Acquisition of businesses, net of cash acquired	—	(19,982)	(3,325)	(19,982)
Net cash flow used in investing activities	(5,012)	(28,756)	(15,566)	(33,342)
Financing activities
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	4,942	—	157,942	—
Proceeds from issuance of Series I redeemable convertible preferred stock warrant	—	—	11,923	—
Proceeds from initial public offering, net of underwriting commissions and discounts	—	665,129	—	665,129
Proceeds from stock option exercises	4,332	17,499	10,059	29,126
Payment of debt issuance costs	(61)	—	(80)	—
Payments of deferred offering costs	(640)	(2,987)	(2,216)	(3,527)
Payment of deferred business acquisition consideration	—	(475)	—	(475)
Principal payments under finance lease agreements, net of proceeds from lease incentives	(387)	(428)	(658)	(742)
Net cash flow provided by financing activities	8,186	678,738	176,970	689,511
Net (decrease) increase in cash, cash equivalents and restricted cash	(2,424)	646,853	160,444	681,336
Effect of exchange rate changes on cash	1,404	(102)	336	(731)
Cash, cash equivalents and restricted cash, beginning of period	283,628	417,107	121,828	383,253
Cash, cash equivalents and restricted cash, end of period	$282,608	$1,063,858	$282,608	$1,063,858

Procore Technologies, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited)

Reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$96,553	$122,790	$188,890	$236,728
Gross profit	79,484	97,297	154,364	190,876
Stock-based compensation expense	268	4,918	535	6,079
Amortization of acquired technology intangible assets	761	1,086	1,522	2,172
Employer payroll tax on employee stock transactions	—	330	—	334
Non-GAAP gross profit	$80,513	$103,631	$156,421	$199,461
Gross margin	82%	79%	82%	81%
Non-GAAP gross margin	83%	84%	83%	84%

Reconciliation of loss from operations and operating margin to non-GAAP loss from operations and non-GAAP operating margin:

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2021	2020	2021
	(dollars in thousands)
Revenue	$96,553	$122,790	$188,890	$236,728
Loss from operations	(3,139)	(149,062)	(20,537)	(161,920)
Stock-based compensation expense	6,626	137,443	12,326	147,746
Amortization of acquired intangible assets	1,348	2,232	2,635	3,980
Employer payroll tax on employee stock transactions	52	3,928	138	4,228
Non-GAAP income (loss) from operations	$4,887	$(5,459)	$(5,438)	$(5,966)
Operating margin	(3%)	(121%)	(11%)	(68%)
Non-GAAP operating margin	5%	(4%)	(3%)	(3%)